UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2022

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Supplemental Information	44
Expense Example	51

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 I 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2022

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its eighth year of operation, and we are proud to report on our performance through the end of June 30, 2022.

For the fiscal year ending June 30, 2022 the AAM HIMCO Short Duration Fund Class A returned -2.65% and -5.09% including applicable sales charges, Class C returned -3.42% and Class I returned -2.30%.1 The Fund’s benchmark, the Bloomberg 1-3 Yr U.S. Government/Credit Index, returned -3.56% over the same time period.2 From an income perspective, the SEC Yield on an unsubsidized basis for the Fund Class A, C and I Shares as of June 30, 2022 were 2.28%, 1.59% and 2.59%, respectively.3

The Fund's investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, we believe having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides us with multiple levers to utilize in the pursuit of the Fund’s objectives across various market environments.

Market Review

Over the past 12 months markets have experienced what were arguably historic levels of volatility against a growing backdrop of geopolitical and economic uncertainty. This changing market landscape was debatably underway during the second half of 2021 though the increase in interest rates and widening of spreads across most asset classes appeared orderly and sanguine relative to the experience in the first half of 2022. The initial source of volatility may perhaps be laid at the feet of global central banks, particularly the Federal Reserve (Fed), whom in very short order pivoted from an extremely accommodative monetary stance to one that could potentially prove to be relatively more hawkish and restrictive. What many market participants had believed would be a measured approach to removing the historic level of accommodative monetary policy has since grown into the consensus view that the Fed will now need to act more aggressively to bring inflation down closer to their target of 2% coupled with the acknowledgement that inflationary pressures were no longer transitory. Following the end of the quantitative easing program the Fed, at their March 16th meeting, raised rates by a widely anticipated 25 basis points (0.01% of 1%).4 However, forward guidance as illustrated by the dot plot5, released at the same meeting, proved to be more hawkish than had been anticipated which was a theme that continued in to the second quarter of 2022.6 The Fed subsequently followed up with another 50-basis point increase at their May 4th meeting and then promptly added a further 75 basis points of tightening at their June 15th meeting, the largest such increase since 1994.7 This brought the Fed Funds rate up to a range of 1.50% - 1.75%.8 The minutes from the June Fed meeting were, in our view, unsurprisingly hawkish. Notably, “participants recognized that policy firming could slow the pace of economic growth for a time, but they saw the return of inflation to 2 percent as critical to achieving maximum employment on a sustained basis.”9 In addition, the minutes also stated that “many participants judged that a significant risk now facing the Federal Open Market Committee (Committee) was that elevated inflation could become entrenched if the public began to question the resolve of the Committee to adjust the stance of policy as warranted.”10 It is our view that these comments suggest that even a material downgrade to the Fed’s growth outlook would be unlikely to deter them from hiking “expeditiously” to prevent inflation expectations from becoming unanchored. The release of the updated dot plot at the June meeting showed upward revisions to the Fed’s projections for interest rates.11 The median implied Fed Funds rate for the end of 2022 was increased to 3.375%, and it was raised to 3.75% for the end of 2023 with a terminal rate of 2.50%, illustrating the expectation of policy easing post 2023.12 In addition to the policy tightening in the U.S. other global central banks have also embarked upon a path of tighter monetary policy to address what have become elevated inflationary readings above their respective targets.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

As we entered 2022 geopolitical tensions also came to the fore. The broader impact, and repercussions, of the Russian invasion of Ukraine remain highly uncertain. Notwithstanding the devastating human toll that has been inflicted, which is of primary concern, there have also been several other ramifications including a broadening of volatility across global financial markets. Ongoing concerns of further supply chain disruptions and a rapid increase in the price of commodities, particularly energy, added to the undermining of global GDP growth and inflation expectations for 2022 and beyond. This has also led to a wide dispersion of expectations, on the part of market participants, as to the projections for interest rates as well as valuations within the spread sectors.

With the beginning of the next tightening cycle upon us, coupled with the expectation for several more rate hikes, interest rates moved materially higher across the curve. Over the one-year period ending June 30, 2022, the two-year Treasury finished 271 basis points higher at 2.96%.13 The three-year followed suit ending at 3.01%, 255 basis points higher while the five-year Treasury ended 215 basis points higher at 3.04%.14 Further out the curve the ten-year Treasury moved 155 basis points higher finishing at 3.02% though off the high at the end of the second quarter 2022 when it reached 3.48% once again illustrating the magnitude of the moves, and increase in volatility, over the past 12 months.15 In general, these interest rates reached the approximate levels seen prior to the pandemic. As one would anticipate the Secured Overnight Financing Rate (SOFR) continued to generally reflect the additional hikes in the Fed Funds rate during the first half of 2022 ending on June 30, 2022, at 1.50%.16 Another theme that typically plays out during a tightening cycle is a flattening of the interest rate curve and this cycle has so far proven to be no different. Over the course of the past 12 months the spread between the two- and ten-year Treasuries flattened from 122 basis points to just 5 basis points having briefly inverted during the first half of 2022.17 We anticipate the curve will likely once again invert as we enter the second half of 2022.

The realization that the Fed, among other central banks, were going to follow through with the removal of accommodative policy and likely into restrictive territory resulted in a widening of spreads across many asset classes.18 In terms of credit spreads the Bloomberg U.S. Corporate 1-5 year widened from what was a historic low of 41 basis points over Treasuries on June 30, 2021, to end the 12-month period at 112 basis points over Treasuries.19 However, this remains significantly tighter than the wide of 392 basis points at the height of the pandemic crisis in March 2020.20 The Bloomberg Ba U.S. High Yield Index was also wider ending 204 basis points higher at 404 basis points over Treasuries though once again meaningfully below the wide of 865 basis points over Treasuries in March of 2020.21 The Fund maintained an interest rate duration22 shorter than that of the benchmark, over the course of the 12 months, as we grew concerned that inflationary pressures could potentially lead to a more aggressive monetary policy response by central banks than the market was pricing in. The weighted average life23 of the portfolio remained longer than the interest rate duration reflecting our constructive view on floating rate securities. With the increase in interest rates and widening of spreads, we moderately extended both the interest rate duration and weighted average life of the portfolio. In terms of the allocation to the spread sectors, the portfolio remained diversified24 across investment grade corporates, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), bank loans, and high yield corporates. Over the course of the year, we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return opportunities. With the move higher in interest rates and widening of spreads, we increased the allocation to investment grade corporates. This was largely funded using cash but also, due to our up in quality and more defensive bias, a reduction in the allocation to high yield, bank loans and CLOs. The positioning in investment grade corporates remained largely weighted to the financial sector and we remain very selective within the industrial sector particularly the energy and consumer cyclicals sub-sectors. We generally maintained our exposure to the securitized sectors with a focus on what we consider to be attractive cash flow profiles and durable structural support. With the increase in interest rates, we also added exposure to U.S. Treasuries utilizing cash to generate a higher level of income. However, we continue to maintain what we consider to be an appropriate level of cash which should allow us the ability to efficiently reposition the portfolio during periods of market volatility while providing what we consider to be an appropriate level of liquidity. The CLO allocation continued to remain focused on what we consider to be proven managers and securities higher in the capital structure; their floating rate nature is also appealing. The high yield and bank loan positions remained biased to BB rated issuers with shorter-dated maturities. With the ongoing longer-term uncertainty over the conflict in Ukraine, western tensions with China, global supply chains, idiosyncratic risk at the issuer level and significant likelihood for further bouts of market volatility, the Fund continued to have no direct exposure to the emerging market sector.

The shorter duration posture relative to the benchmark was the main driver of outperformance given the increase in interest rates over the past 12 months. Further aiding performance was the holding of cash as well as the security selection in investment grade corporates. However, detracting from performance due to the widening in spreads was the out of benchmark allocations to CMBS, high yield, bank loans and CLOs. Security selection within investment grade corporates was partially offset by the overweight to the asset class relative to the benchmark. The underweight to U.S. Treasuries detracted moderately relative to the benchmark.

Outlook

To say that the economic outlook remains uncertain would be an understatement. As we begin the third quarter of 2022 it appears that inflationary pressures are likely to remain stubbornly high and may warrant the Fed moving monetary policy, in very short order, into restrictive territory. This in itself is raising concerns that this could lead the U.S. economy into a recession towards the end of this year if not 2023. However, it also seems increasingly likely that the U.S. economy is already in a technical recession given the release of what has more recently been disappointing economic data. This data suggests that we may see negative gross domestic product (GDP) growth in the second quarter following on from the negative GDP growth reported in the first quarter. However, it seems less likely that this will be considered a formal recession by the National Bureau of Economic Research (NBER), whose more stringent criteria call for “a significant decline in the economic activity that is spread across the economy” and meets their conditions for “depth, diffusion, and duration.”25

We currently anticipate that the U.S. economy may avoid a significant slowdown for the remainder of this year though the outlook for 2023 is less certain. At this time, we believe it is unlikely that GDP will return to trend growth for several quarters though it is something we are monitoring closely. Inflation is likely to remain meaningfully above the Fed’s target for some time which the Fed also noted in the minutes from their June meeting. Against this backdrop, the market continues to price in what may be considered an aggressive tightening cycle from a historic perspective. Following the 75-basis point hike in June there has been a healthy debate in the marketplace as to whether the Fed will raise rates anywhere from 50-100 basis points at their upcoming July meeting. It is our expectation that with a hike of at least 75 basis points at the July meeting the Fed will then continue along a path of tightening at the remaining meetings in 2022 before potentially easing in the second half of 2023. This desire to aggressively reduce inflation has also been a growing theme among other central banks with many already along the path of raising rates with significantly more tightening anticipated.26

With what may now be described as a global removal of accommodative monetary policy in the form of higher rates and quantitative tightening, concerns of a meaningful slowing in growth if not recession have been building. Adding to these concerns are the impact of the Russian invasion of Ukraine and what is likely to become an increasingly stressed energy situation in Europe that is now impacting other regions. We are also monitoring commodities, particularly oil, very closely which is arguably one of the primary reasons that inflation remains stubbornly high. However, the likelihood for meaningful political coordination necessary to address the demand supply imbalance in oil, among other commodities, appears tenuous in the short term at best. Other global events that remain strained include the impact on supply chains as a function of the Covid-19 lockdowns in China. This situation remains very fluid though the zero-tolerance policy appears unlikely to change in the short to medium term. Staying in the same region there are also building concerns as to the tense relations between China and Taiwan. Upcoming mid-term elections in the U.S. as well as the presidential election cycle for 2024 present other potential sources of volatility given the broad array of policy initiatives that may be proposed.

On a more positive note, the labor market continues to remain strong with the unemployment rate at historically low levels, although this does tend to be a lagging indicator.27 While we are beginning to see some signs for concern consumer balance sheets and excess savings generally remain in relatively good shape as do corporate balance sheets and profit margins.28 Forward earnings are likely to be analyzed very closely for indicators of weakness as will the outlooks and expectations of a wide variety of corporate management teams. It appears those outlooks are likely to be cautious given the current uncertainty and volatility in the market.

Over the past 70 years there has not been a recession without the two- and ten-year Treasury curve inverting. This has garnered further attention as this curve has now inverted as we enter the third quarter of 2022.29 The Fed’s preferred measure of the 3-month rate 18-months forward relative to the 3-month spot rate30 has also compressed significantly as the Fed moves along this current tightening cycle. We anticipate that there will be further compression as we approach the upcoming Fed meetings.

We remain wary of the many potential headwinds in the second half of 2022 and as we look toward 2023. However, with the recent repricing we have seen in the interest rate market along with weakness in spreads we continue to believe there will be investment opportunities. We will also seek to add duration on points of the curve where we feel we are being compensated. As the market outlook evolves with more certainty, we will seek to maintain what we believe is an appropriate laddering of cashflows that will help us to efficiently, and diligently, reposition the portfolio. We arguably remain in a period of great uncertainty which leads us to maintain a relatively cautious approach.

1.	Sales charge for Class A: 2.50%, maximum deferred sales charge 1.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within 12 months of purchase. Sales charges do not apply the Class I shares. Performance returns would be lower if this charge was reflected.

2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index. Indices do not include cash. The AAM/HIMCO Short Duration Fund utilizes a multi-sector strategy than employs the use of substantially more fixed income sectors than are included in the index.

3.	The 30-day SEC Dividend Yield is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses, while the subsidized yield takes into account fee waivers.

4.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220316.htm

5.	The U.S. Federal Reserve dot plot is a chart summarizing the Federal Open Market Committee's (FOMC) outlook for the federal funds rate. Each dot represents the interest rate forecasted by one of the members of the committee for each of the calendar years listed and a longer run expectation.

6.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220316.htm

7.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

8.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

9.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

10.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

11.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

12.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20220615.htm

13.	Bloomberg, 2 Year U.S. Treasury, June 30, 2022

14.	Bloomberg, 3 Year U.S. Treasury, 5 Year U.S. Treasury, June 30, 2022

15.	Bloomberg, 10 Year U.S. Treasury, June 30, 2022

16.	Bloomberg, SOFR, June 30, 2022

17.	Bloomberg, 2 Year U.S. Treasury, 10 Year U.S. Treasury, June 30, 2022

18.	Bloomberg, June 30, 2022

19.	Bloomberg U.S. Corporate 1-5 Year Index, June 30, 2022

20.	Bloomberg U.S. Corporate 1-5 Year Index, June 30, 2022

21.	Bloomberg Ba U.S. High Yield Index, June 30, 2022

22.	Interest Rate Duration is a measure of the sensitivity of the price of a fixed income investment to changes in the general level of interest rates.

23.	Weighted Average Life is defined as the average time to receipt of unpaid principal of a security.

24.	Diversification cannot assure against market loss.

25.	https://www.nber.org/, June 30, 2022

26.	Bloomberg, June 30, 2022

27.	Bloomberg, June 30, 2022

28.	Bloomberg, June 30, 2022

29.	Bloomberg, June 30, 2022

30.	The spot rate is the price quoted for immediate settlement on an interest rate, commodity, a security, or a currency. The spot rate, also referred to as the "spot price," is the current market value of an asset available for immediate delivery at the moment of the quote.

The views in this letter were as of June 30, 2022 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the Fund) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent investment advice, an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

You should carefully consider investment objectives, risks and charges and expenses of the Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by visiting www.aamlive.com. Please read them carefully before you invest or send money.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund. This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Risks: A significant percentage of the Fund’s assets may be below-investment-grade securities (“high-yield securities” or “junk bonds”), which are rated lower because there is a greater possibility that the issuer may be unable to make its interest and principal payments. This Fund invests in bank loans, which carry credit risks of nonpayment of principal or interest and risks of bankruptcy, insolvency, illiquidity, and valuation. The Fund may invest in derivatives, which carry different (and possibly greater) risks than direct investments in issuers, and are very dependent upon the sub-advisor’s judgment. In addition, investments in derivative instruments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund. The Fund is subject to credit risk (the risk that the issuing company may not be able to pay interest and principal when due), interest rate risk (the risk that your investment may go down in value when interest rates rise), and risk of loss (the risk that you could lose money on your investment). The Fund may invest in foreign securities, which can be riskier than investments in U.S. securities (risks may include currency risk, illiquidity risks, and risks from substantially lower trading volume on foreign markets.

Past Performance does not guarantee future results.

Definitions: Cash Flow is a measure of an organization's liquidity that usually consists of net income after taxes plus noncash charges against income. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. It measures how long it takes, in years, for an investor to be repaid the bond’s price by the bond’s total cash flows. Fed Funds Target Rate is determined by the Federal Open Market Committee (FOMC); it is the interest rate at which depository institutions trade federal funds (balances held at Federal Reserve Banks) with each other overnight. Gross Domestic Product (GDP) is the monetary value of all finished goods and services made within a country during a specific period. GDP provides an economic snapshot of a country, used to estimate the size of an economy and growth rate. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters "A" and "B," to identify a bond's credit quality rating. Non-investment grade (or junk bonds) is a bond rating that signifies low credit quality with a relatively high risk of defaulting. Ratings of 'BB', 'B', 'CCC', etc. are usually considered of low credit quality. The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. Spread to the difference between two The U.S. Treasury yield curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds. prices, rates or yields. A bond spread is the difference between the yields of two bonds with differing credit ratings. The Weighted Average Life is the average time to receipt of unpaid principal of each security weighted by its respective contribution to the total market value of the fund, including principal and accrued interest. Yield Curve (or interest rate curve) is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO or AAM.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

22-0079

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2022	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-2.65%	1.20%	1.46%	6/30/14
Class C²	-3.42%	0.44%	0.71%	6/30/14
Class I³	-2.30%	1.47%	1.73%	6/30/14
After deducting maximum sales charge
Class A¹	-5.09%	0.68%	1.14%	6/30/14
Class C²	-4.38%	0.44%	0.71%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	-3.56%	1.07%	1.03%	6/30/14

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.

[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.

[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2022 (Unaudited) - Continued

The Fund’s expense ratios were 0.86%, 1.61%, and 0.61%, for the Class A Class C, and Class I shares of the Fund, respectively, which were stated in the current prospectus dated November 1, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until October 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES — 12.3%
	AGL Core CLO Ltd.
$1,500,000	Series 2019-2A, Class B, 2.96% (3-Month USD Libor+190 basis points), 4/20/2032[1,2,3]	$1,433,361
950,000	Series 2020-8A, Class BR, 2.46% (3-Month USD Libor+140 basis points), 10/20/2032[1,2,3]	910,362
500,000	Series 2020-4A, Class XR, 1.71% (3-Month USD Libor+65 basis points), 4/20/2033[1,2,3]	498,396
1,000,000	Apidos CLO Series 2020-34A, Class B1R, 2.71% (3-Month USD Libor+165 basis points), 1/20/2035[1,2,3]	932,511
	Ares CLO Ltd.
2,000,000	Series 2016-39A, Class A2R2, 2.45% (3-Month USD Libor+140 basis points), 4/18/2031[1,2,3]	1,948,577
200,000	Series 2019-54A, Class X, 1.64% (3-Month USD Libor+60 basis points), 10/15/2032[1,2,3]	199,742
2,571,428	Ares LVIII CLO Ltd. Series 2020-58A, Class XR, 1.60% (3-Month Term SOFR+75 basis points), 1/15/2035[1,2,3]	2,558,054
	Atalaya Equipment Leasing Trust
874,435	Series 2021-1A, Class A2, 1.23%, 5/15/2026[1,3]	854,167
234,800	Series 2021-1A, Class B, 2.08%, 2/15/2027[1,3]	221,686
2,500,000	Bain Capital Credit CLO Ltd. Series 2020-2A, Class XR, 1.75% (3-Month USD Libor+70 basis points), 7/19/2034[1,2,3]	2,490,358
1,268,000	Balboa Bay Loan Funding Ltd. Series 2020-1A, Class BR, 2.71% (3-Month USD Libor+165 basis points), 1/20/2032[1,2,3]	1,211,710
1,750,000	BlueMountain CLO XXIII Ltd. Series 2018-23A, Class A2, 2.51% (3-Month USD Libor+145 basis points), 10/20/2031[1,2,3]	1,700,072
373,047	CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 2/15/2050[1,3]	356,573
600,000	CBAM Ltd. Series 2018-6A, Class B1R, 3.21% (3-Month Term SOFR+236 basis points), 1/15/2031[1,2,3]	581,480
	Commonbond Student Loan Trust
13,363	Series 2016-B, Class B, 4.00%, 10/25/2040[1,3]	13,296
465,604	Series 2018-CGS, Class A1, 3.87%, 2/25/2046[1,3]	457,159
2,000,000	Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029[3]	1,873,842
154,351	CPS Auto Receivables Trust Series 2020-A, Class C, 2.54%, 12/15/2025[1,3]	154,177
211,724	CPS Auto Receivables Trust Series 2020-C, Class C, 1.71%, 8/17/2026[1,3]	210,369
885,000	Credit Acceptance Auto Loan Trust Series 2019-3A, Class C, 3.06%, 3/15/2029[1,3]	871,936

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,750,000	Crown City CLO Series 2021-1A, Class X, 1.81% (3-Month USD Libor+75 basis points), 7/20/2034[1,2,3]	$1,740,844
2,500,000	Discover Card Execution Note Trust Series 2018-A2, Class A2, 1.65% (1-Month USD Libor+33 basis points), 8/15/2025[1,2]	2,501,240
903,000	Drive Auto Receivables Trust Series 2021-1, Class C, 1.02%, 6/15/2027[1]	879,766
800,000	Dryden CLO Ltd. Series 2019-72A, Class XR, 2.31% (3-Month USD Libor+90 basis points), 5/15/2032[1,2,3]	795,968
1,500,000	Eaton Vance CLO Ltd. Series 2020-1A, Class BR, 2.70% (3-Month USD Libor+165 basis points), 10/15/2034[1,2,3]	1,410,643
	Exeter Automobile Receivables Trust
175,766	Series 2019-4A, Class C, 2.44%, 9/16/2024[1,3]	175,772
783,494	Series 2019-2A, Class D, 3.71%, 3/17/2025[1,3]	782,993
585,000	Series 2020-3A, Class C, 1.32%, 7/15/2025[1]	579,990
840,000	Series 2020-3A, Class D, 1.73%, 7/15/2026[1]	816,275
1,575,000	FirstKey Homes Trust Series 2020-SFR1, Class F2, 4.28%, 8/17/2037[3]	1,481,902
865,834	Flagship Credit Auto Trust Series 2019-4, Class B, 2.53%, 11/17/2025[1,3]	865,223
318,834	HERO Funding Trust Series 2015-2A, Class A, 3.99%, 9/20/2040[1,3]	318,123
1,000,000	JFIN CLO Ltd. Series 2015-2A, Class BR, 2.45% (3-Month USD Libor+140 basis points), 10/17/2026[1,2,3]	987,424
157,442	Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026[1,3]	152,845
1,500,000	Mariner CLO LLC Series 2016-3A, Class BR2, 2.68% (3-Month USD Libor+150 basis points), 7/23/2029[1,2,3]	1,451,918
839,375	NADG NNN Operating LP Series 2019-1, Class A, 3.37%, 12/28/2049[1,3]	800,728
2,000,000	Navient Private Education Refi Loan Trust Series 2019-CA, Class B, 3.67%, 2/15/2068[1,3]	1,925,202
670,968	NewRez Warehouse Securitization Trust Series 2021-1, Class D, 3.02% (1-Month USD Libor+140 basis points), 5/25/2055[1,2,3]	654,376
800,000	Oaktree CLO Ltd. Series 2019-3A, Class BR, 2.81% (3-Month USD Libor+175 basis points), 10/20/2034[1,2,3]	748,778
62,500	OZLM Ltd. Series 2018-20A, Class X, 1.76% (3-Month USD Libor+70 basis points), 4/20/2031[1,2,3]	62,481
	Park Avenue Institutional Advisers CLO Ltd.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Series 2019-1A, Class A2A, 3.41% (3-Month USD Libor+200 basis points), 5/15/2032[1,2,3]	$964,644
2,000,000	Series 2019-2A, Class A2R, 2.75% (3-Month USD Libor+170 basis points), 10/15/2034[1,2,3]	1,875,992
1,500,000	Race Point CLO Ltd. Series 2015-9A, Class A2R2, 2.50% (3-Month USD Libor+145 basis points), 10/15/2030[1,2,3]	1,434,325
1,000,000	Regatta Funding Ltd. Series 2018-4A, Class A2, 3.03% (3-Month USD Libor+185 basis points), 10/25/2031[1,2,3]	962,169
	Santander Consumer Auto Receivables Trust
239,486	Series 2021-CA, Class B, 1.44%, 4/17/2028[1,3]	238,282
597,196	Series 2021-BA, Class B, 1.45%, 10/16/2028[1,3]	588,812
	Santander Drive Auto Receivables Trust
196,998	Series 2018-3, Class D, 4.07%, 8/15/2024[1]	197,280
1,000,000	Series 2020-3, Class D, 1.64%, 11/16/2026[1]	975,240
	Signal Peak CLO Ltd
1,243,579	Series 2015-1A, Class AR2, 2.04% (3-Month USD Libor+98 basis points), 4/20/2029[1,2,3]	1,231,111
1,000,000	Series 2019-1A, Class B, 3.29% (3-Month USD Libor+200 basis points), 4/30/2032[1,2,3]	964,740
	SoFi Professional Loan Program LLC
500,000	Series 2017-D, Class BFX, 3.61%, 9/25/2040[1,3]	487,548
51,145	Series 2017-E, Class A2B, 2.72%, 11/26/2040[1,3]	50,980
550,000	Series 2018-A, Class B, 3.61%, 2/25/2042[1,3]	531,158
1,177,513	Store Master Funding Series 2018-1A, Class A2, 4.29%, 10/20/2048[1,3]	1,165,445
2,199,999	TICP CLO Ltd. Series 2018-12A, Class X, 1.69% (3-Month USD Libor+65 basis points), 7/15/2034[1,2,3]	2,188,991
2,000,000	Tricon American Homes Trust Series 2018-SFR1, Class F, 4.96%, 5/17/2037[3]	1,935,578
1,500,000	Venture 36 CLO Ltd. Series 2019-36A, Class A2R, 2.46% (3-Month USD Libor+140 basis points), 4/20/2032[1,2,3]	1,445,248
	Vibrant CLO Ltd.
1,100,000	Series 2017-6A, Class BR, 3.73% (3-Month USD Libor+163 basis points), 6/20/2029[1,2,3]	1,071,114
2,000,000	Series 2019-11A, Class A2R, 2.76% (3-Month USD Libor+170 basis points), 7/20/2032[1,2,3]	1,902,077
	Voya CLO Ltd.
1,000,000	Series 2016-2A, Class A2R, 2.80% (3-Month USD Libor+175 basis points), 7/19/2028[1,2,3]	973,441
1,300,000	Series 2018-4A, Class A2AR, 2.45% (3-Month USD Libor+140 basis points), 1/15/2032[1,2,3]	1,255,412
	Westlake Automobile Receivables Trust
358,137	Series 2019-1A, Class D, 3.67%, 3/15/2024[1,3]	358,504

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$795,000	Series 2019-3A, Class D, 2.72%, 11/15/2024[1,3]	$788,638
978,404	Series 2019-2A, Class D, 3.20%, 11/15/2024[1,3]	978,632
300,000	Series 2020-1A, Class D, 2.80%, 6/16/2025[1,3]	294,845
867,000	Series 2021-1A, Class C, 0.95%, 3/16/2026[1,3]	833,726
1,274,000	Series 2021-2A, Class E, 2.38%, 3/15/2027[1,3]	1,171,282
1,830,000	Series 2021-3A, Class E, 3.42%, 4/15/2027[1,3]	1,694,655
	TOTAL ASSET-BACKED SECURITIES
	(Cost $69,672,588)	67,170,188

	BANK LOANS — 5.8%
1,516,795	1011778 BC ULC 3.42% (1-Month USD Libor+175 basis points), 11/19/2026[1,2,4,5]	1,452,331
625,000	AAdvantage Loyalty IP Ltd. 5.50% (1-Month USD Libor+475 basis points), 4/20/2028[1,2,4,5]	597,878
347,375	Alliant Holdings Intermediate LLC 5.01% (1-Month USD Libor+350 basis points), 11/12/2027[1,2,4]	324,188
621,566	American Airlines, Inc. 2.81% (1-Month USD Libor+175 basis points), 1/29/2027[1,2,4]	550,086
983,166	Aramark Services, Inc. 3.42% (1-Month USD Libor+175 basis points), 3/11/2025[1,2,4]	946,788
869,088	Avantor Funding, Inc. 3.92% (1-Month USD Libor+225 basis points), 11/6/2027[1,2,4]	837,857
340,309	Avolon TLB Borrower 1 U.S. LLC 3.34% (3-Month USD Libor+200 basis points), 1/15/2025[1,2,4]	325,846
980,908	Axalta Coating Systems U.S. Holdings, Inc. 4.00% (3-Month USD Libor+175 basis points), 6/1/2024[1,2,4]	959,931
1,360,418	Charter Communications Operating LLC 3.42% (1-Month USD Libor+175 basis points), 4/30/2025[1,2,4]	1,328,816
1,747,488	CSC Holdings LLC 3.57% (3-Month USD Libor+225 basis points), 7/17/2025[1,2,4]	1,630,407
199,664	DT Midstream, Inc. 3.69% (1-Month USD Libor+200 basis points), 6/10/2028[1,2,4]	199,430
940,140	Elanco Animal Health, Inc. 3.46% (1-Month USD Libor+175 basis points), 8/1/2027[1,2,4]	890,430
1,328,493	Energizer Holdings, Inc. 3.87% (1-Month USD Libor+225 basis points), 12/22/2027[1,2,4]	1,264,566
1,237,500	HCA, Inc. 3.42% (1-Month USD Libor+175 basis points), 6/30/2028[1,2,4]	1,236,925
1,501,163	Hilton Worldwide Finance LLC 3.37% (3-Month USD Libor+175 basis points), 6/21/2026[1,2,4]	1,446,678
723,740	ICON Luxembourg Sarl 4.56% (1-Month USD Libor+250 basis points), 7/1/2028[1,2,4,5]	701,073
1,680,084	JBS USA LUX S.A. 2.80% (1-Month USD Libor+200 basis points), 5/1/2026[1,2,4,5]	1,624,431
1,427,208	Level 3 Financing, Inc. 3.42% (1-Month USD Libor+175 basis points), 3/1/2027[1,2,4]	1,326,119
1,477,292	LPL Holdings, Inc. 2.81% (1-Month USD Libor+175 basis points), 11/12/2026[1,2,4]	1,450,826

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	BANK LOANS (Continued)
$909,720	Medline Borrower LP 3.75% (1-Month USD Libor+325 basis points), 10/21/2028[1,2,4]	$846,467
1,277,000	Mileage Plus Holdings LLC 7.31% (1-Month USD Libor+525 basis points), 6/20/2027[1,2,4]	1,264,868
1,153,266	ON Semiconductor Corp. 3.67% (1-Month USD Libor+200 basis points), 9/19/2026[1,2,4]	1,143,977
953,792	PetSmart, Inc. 4.50% (1-Month USD Libor+375 basis points), 2/12/2028[1,2,4]	900,619
180,320	PRA Health Sciences, Inc. 4.56% (1-Month USD Libor+250 basis points), 7/1/2028[1,2,4]	174,673
1,283,045	SBA Senior Finance II LLC 3.42% (1-Month USD Libor+175 basis points), 4/11/2025[1,2,4]	1,239,697
1,927,000	SkyMiles IP Ltd. 4.75% (3-Month USD Libor+375 basis points), 10/20/2027[1,2,4,5]	1,919,774
612,978	Spirit AeroSystems, Inc. 5.42% (1-Month USD Libor+375 basis points), 1/15/2025[1,2,4]	598,726
1,315,214	SS&C Technologies, Inc. 3.42% (1-Month USD Libor+175 basis points), 4/16/2025[1,2,4]	1,254,392
408,860	Telesat LLC 4.42% (1-Month USD Libor+275 basis points), 12/6/2026[1,2,4]	287,735
485,032	TransDigm, Inc. 3.92% (1-Month USD Libor+225 basis points), 12/9/2025[1,2,4]	461,185
568,317	United Airlines, Inc. 5.39% (1-Month USD Libor+375 basis points), 4/21/2028[1,2,4]	530,669
998,000	Virgin Media Bristol LLC 3.82% (1-Month USD Libor+250 basis points), 1/31/2028[1,2,4]	937,561
1,168,475	Vistra Operations Co. LLC 0.00% (1-Month USD Libor+175 basis points), 12/31/2025[1,2,4]	1,121,735
	TOTAL BANK LOANS
	(Cost $33,153,102)	31,776,684

	COLLATERALIZED MORTGAGE OBLIGATIONS — 6.1%
	Angel Oak Mortgage Trust
521,014	Series 2019-5, Class A3, 2.92%, 10/25/2049[1,3,6]	509,456
2,000,000	Series 2020-R1, Class B1, 3.67%, 4/25/2053[1,3,6]	1,935,110
235,534	Series 2019-6, Class A3, 2.93%, 11/25/2059[1,3,6]	230,714
347,113	Series 2020-1, Class A3, 2.77%, 12/25/2059[1,3,6]	335,046
1,332,800	Series 2020-3, Class B2, 5.39%, 4/25/2065[1,3,6]	1,229,913
624,523	Series 2020-5, Class A3, 2.04%, 5/25/2065[1,3,6]	592,977
724,446	Series 2020-4, Class M1, 3.80%, 6/25/2065[1,3,6]	685,765
1,290,192	Arroyo Mortgage Trust Series 2019-2, Class M1, 4.76%, 4/25/2049[1,3,6]	1,182,812
	BRAVO Residential Funding Trust
493,533	Series 2021-NQM2, Class A2, 1.28%, 3/25/2060[1,3,6]	473,733
1,286,842	Series 2021-NQM3, Class B1, 3.91%, 4/25/2060[1,3,6]	1,193,838
	Citigroup Mortgage Loan Trust, Inc.
830,794	Series 2015-RP2, Class B4, 4.25%, 1/25/2053[1,3]	832,838

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$150,436	Series 2018-RP1, Class A1, 3.00%, 9/25/2064[1,3,6]	$147,821
1,576,237	COLT Mortgage Loan Trust Series 2021-4, Class A3, 1.65%, 10/25/2066[1,3,6]	1,360,587
995,053	CSMC Trust Series 2019-AFC1, Class M1, 3.06%, 7/25/2049[1,3,6]	892,123
	Deephaven Residential Mortgage Trust
1,134,862	Series 2021-3, Class A1, 1.19%, 8/25/2066[1,3,6]	1,035,336
1,122,925	Series 2021-3, Class A3, 1.55%, 8/25/2066[1,3,6]	1,016,405
568,398	Series 2021-4, Class A3, 2.24%, 11/25/2066[1,3,6]	520,796
974,962	Series 2022-1, Class A1, 2.21%, 1/25/2067[1,3,6]	912,251
	Ellington Financial Mortgage Trust
1,918,667	Series 2020-1, Class A2, 3.15%, 5/25/2065[1,3,6]	1,844,908
178,317	Series 2020-2, Class A2, 1.49%, 10/25/2065[1,3,6]	171,558
397,403	Series 2021-1, Class A3, 1.11%, 2/25/2066[1,3,6]	356,776
276,371	FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050[1,3,6]	268,002
1,429,699	GCAT Trust Series 2021-NQM5, Class A2, 1.42%, 7/25/2066[1,3,6]	1,262,288
1,275,000	Mill City Mortgage Trust Series 2015-1, Class B1, 3.60%, 6/25/2056[1,3,6]	1,236,355
	New Residential Mortgage Loan Trust
125,242	Series 2020-NQM1, Class A2, 2.72%, 1/26/2060[1,3,6]	118,998
250,483	Series 2020-NQM1, Class A3, 2.77%, 1/26/2060[1,3,6]	237,417
1,755,048	NLT Trust Series 2021-INV2, Class A3, 1.52%, 8/25/2056[1,3,6]	1,587,381
	Residential Mortgage Loan Trust
106,561	Series 2019-2, Class A3, 3.22%, 5/25/2059[1,3,6]	105,380
199,641	Series 2019-3, Class A3, 3.04%, 9/25/2059[1,3,6]	195,678
2,400,615	Series 2020-2, Class A3, 2.91%, 5/25/2060[1,3,6]	2,346,316
833,333	Series 2020-2, Class M1, 3.56%, 5/25/2060[1,3,6]	813,991
258,313	Series 2021-1R, Class A3, 1.20%, 1/25/2065[1,3,6]	249,080
	SG Residential Mortgage Trust
351,493	Series 2019-3, Class A2, 2.88%, 9/25/2059[1,3,6]	347,007
363,803	Series 2019-3, Class A3, 3.08%, 9/25/2059[1,3,6]	359,277
1,222,517	Series 2021-1, Class A3, 1.56%, 7/25/2061[1,3,6]	1,083,535
1,418,858	Series 2020-2, Class M1, 3.19%, 5/25/2065[1,3,6]	1,295,338
1,200,000	Series 2020-2, Class B1, 4.25%, 5/25/2065[1,3,6]	1,084,836
	Spruce Hill Mortgage Loan Trust
89,702	Series 2020-SH1, Class A1, 2.52%, 1/28/2050[1,3,6]	88,926
215,756	Series 2020-SH1, Class A3, 2.83%, 1/28/2050[1,3,6]	213,851
	Starwood Mortgage Residential Trust
1,032,909	Series 2021-4, Class A1, 1.16%, 8/25/2056[1,3,6]	928,113
539,814	Series 2021-4, Class A3, 1.58%, 8/25/2056[1,3,6]	483,544
693,088	Series 2021-1, Class A1, 1.22%, 5/25/2065[1,3,6]	651,104

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$1,049,441	TRK Trust Series 2021-INV1, Class A3, 1.56%, 7/25/2056[1,3,6]	$947,147
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $36,169,408)	33,364,327
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%
9,000,000	BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XB, 0.23%, 4/14/2033[1,3,6,7]	30,834
900,000	BB-UBS Trust Series 2012-SHOW, Class E, 4.16%, 11/5/2036[1,3,6]	814,282
1,500,000	BFLD Trust Series 2020-EYP, Class D, 4.28% (1-Month USD Libor+295 basis points), 10/15/2035[2,3]	1,431,624
	BX Commercial Mortgage Trust
800,000	Series 2021-VOLT, Class F, 3.72% (1-Month USD Libor+240 basis points), 9/15/2036[2,3]	744,278
1,700,000	Series 2019-XL, Class G, 3.62% (1-Month USD Libor+230 basis points), 10/15/2036[2,3]	1,610,774
1,127,909	Series 2020-VKNG, Class E, 3.42% (1-Month USD Libor+210 basis points), 10/15/2037[2,3]	1,051,495
1,400,000	Series 2021-VINO, Class E, 3.28% (1-Month USD Libor+195 basis points), 5/15/2038[2,3]	1,291,020
1,587,971	Series 2021-SOAR, Class F, 3.67% (1-Month USD Libor+235 basis points), 6/15/2038[2,3]	1,486,441
1,400,193	Series 2021-XL2, Class F, 3.57% (1-Month USD Libor+224 basis points), 10/15/2038[2,3]	1,312,303
1,027,208	Series 2022-LP2, Class E, 3.94% (1-Month Term SOFR+261 basis points), 2/15/2039[2,3]	950,181
1,500,000	BX Mortgage Trust Series 2021-PAC, Class F, 3.72% (1-Month USD Libor+240 basis points), 10/15/2036[2,3]	1,354,708
	BX Trust
1,500,000	Series 2021-LGCY, Class F, 3.27% (1-Month USD Libor+195 basis points), 10/15/2023[2,3]	1,356,066
1,000,000	Series 2021-MFM1, Class D, 2.82% (1-Month USD Libor+150 basis points), 1/15/2034[2,3]	934,699
401,744	Series 2019-RP, Class A, 2.37% (1-Month USD Libor+104 basis points), 6/15/2034[1,2,3]	394,610
1,200,000	Series 2021-LBA, Class FJV, 3.72% (1-Month USD Libor+240 basis points), 2/15/2036[2,3]	1,104,623
1,200,000	Series 2021-LBA, Class FV, 3.72% (1-Month USD Libor+240 basis points), 2/15/2036[2,3]	1,088,734
600,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 3.87% (1-Month USD Libor+255 basis points), 12/15/2037[2,3]	571,367
692,781	Cantor Commercial Real Estate Lending Series 2019-CF1, Class A1, 2.86%, 5/15/2052[1]	686,913

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$2,374,697	CFCRE Commercial Mortgage Trust Series 2016-C3, Class XA, 1.15%, 1/10/2048[1,6,7]	$68,614
1,965,981	Cold Storage Trust Series 2020-ICE5, Class E, 4.09% (1-Month USD Libor+277 basis points), 11/15/2037[2,3]	1,902,924
	COMM Mortgage Trust
1,217,158	Series 2013-CR12, Class A3, 3.77%, 10/10/2046[1]	1,201,726
882,547	Series 2014-CR19, Class XA, 1.09%, 8/10/2047[1,6,7]	13,698
1,530,000	Series 2015-DC1, Class AM, 3.72%, 2/10/2048[1]	1,490,713
	CSMC Trust
7,217,865	Series 2020-NET, Class X, 1.38%, 8/15/2037[3,6]	244,657
1,400,000	Series 2020-NET, Class B, 2.82%, 8/15/2037[3]	1,288,508
2,484,708	Extended Stay America Trust Series 2021-ESH, Class C, 3.02% (1-Month USD Libor+170 basis points), 7/15/2038[2,3]	2,403,592
11,736,047	Fannie Mae-Aces Series 2014-M8, Class X2, 0.40%, 6/25/2024[6,7]	50,934
	Freddie Mac Multifamily Structured Pass-Through Certificates
4,600,000	Series K723, Class XAM, 0.96%, 9/25/2023[1,6,7]	42,582
4,263,330	Series K044, Class X1, 0.87%, 1/25/2025[1,6,7]	68,802
2,300,000	Series K721, Class X3, 1.41%, 11/25/2042[1,6,7]	5,219
900,000	Series K043, Class X3, 1.69%, 2/25/2043[1,6,7]	33,953
2,900,000	Series K046, Class X3, 1.56%, 4/25/2043[1,6,7]	103,489
900,000	Series K050, Class X3, 1.61%, 10/25/2043[1,6,7]	38,200
1,100,000	Series K052, Class X3, 1.67%, 1/25/2044[1,6,7]	52,598
1,721,882	Series K097, Class X3, 2.09%, 9/25/2046[1,6,7]	196,971
240,000	FREMF Mortgage Trust Series 2015-K721, Class B, 3.88%, 11/25/2047[1,3,6]	239,805
	Government National Mortgage Association
3,615,238	Series 2013-139, Class IO, 0.23%, 10/16/2054[1,6,7]	64,781
346,715	Series 2013-175, Class IO, 0.21%, 5/16/2055[1,6,7]	2,297
172,756	Series 2014-120, Class IO, 0.50%, 4/16/2056[1,6,7]	2,206
2,694,474	Series 2017-185, Class IO, 0.52%, 4/16/2059[1,6,7]	105,033
3,349,574	Series 2017-169, Class IO, 0.59%, 1/16/2060[1,6,7]	132,157
2,289,989	Series 2018-41, Class IO, 0.66%, 5/16/2060[1,6,7]	101,156
3,583,486	Series 2018-52, Class IO, 0.60%, 7/16/2060[1,6,7]	164,708
1,434,304	Series 2019-8, Class IO, 0.83%, 11/16/2060[1,6,7]	85,529
18,980,946	Series 2020-8, Class IO, 0.53%, 1/16/2062[1,6,7]	926,650
1,474,455	Life Mortgage Trust Series 2021-BMR, Class F, 3.67% (1-Month USD Libor+235 basis points), 3/15/2038[2,3]	1,372,715
600,000	MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 3.93% (1-Month USD Libor+260 basis points), 4/15/2038[2,3]	557,824
	Morgan Stanley Bank of America Merrill Lynch Trust
617,466	Series 2013-C7, Class A3, 2.66%, 2/15/2046[1]	612,996
2,000,000	Series 2013-C12, Class AS, 4.48%, 10/15/2046[1,6]	1,990,058

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	Morgan Stanley Capital I Trust
$47,357	Series 2012-STAR, Class XA1, 1.97%, 8/5/2034[3,6,7]	$2
38,930	Series 2017-HR2, Class A2, 3.35%, 12/15/2050[1]	38,757
1,500,000	MTN Commercial Mortgage Trust Series 2022-LPFL, Class E, 5.57% (1-Month Term SOFR+429 basis points), 3/15/2039[2,3]	1,423,791
2,085,606	OPG Trust Series 2021-PORT, Class F, 3.27% (1-Month USD Libor+195 basis points), 10/15/2036[2,3]	1,873,848
1,500,000	SMRT Series 2022-MINI, Class E, 3.98% (1-Month Term SOFR+270 basis points), 1/15/2039[2,3]	1,380,610
1,400,000	SREIT Trust Series 2021-MFP, Class F, 3.95% (1-Month USD Libor+262 basis points), 11/15/2038[2,3]	1,291,038
12,217,024	UBS Commercial Mortgage Trust Series 2019-C18, Class XA, 1.16%, 12/15/2052[1,6,7]	631,987
2,284,087	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class XA, 0.92%, 9/15/2058[1,6,7]	45,647
	WFRBS Commercial Mortgage Trust
1,500,000	Series 2014-C19, Class AS, 4.27%, 3/15/2047[1]	1,485,066
1,000,000	Series 2014-C21, Class AS, 3.89%, 8/15/2047[1]	982,564
815,000	Series 2014-C25, Class AS, 3.99%, 11/15/2047[1]	797,025
	WFRBS Commercial Mortgage Trust
3,200,000	Series 2014-C21, Class XB, 0.80%, 8/15/2047[1,6,7]	39,338
6,400,000	Series 2014-C22, Class XB, 0.49%, 9/15/2057[1,6,7]	53,990
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $46,452,286)	43,823,710

	CORPORATE BONDS — 57.8%
	COMMUNICATIONS — 2.7%
4,500,000	AT&T, Inc. 2.12% (SOFR Index+64 basis points), 3/25/2024[1,2]	4,457,340
779,000	Level 3 Financing, Inc. 4.62%, 9/15/2027[1,3]	664,098
2,000,000	Magallanes, Inc. 3.53%, 3/15/2024[1,3]	1,959,788
2,565,000	NBN Co., Ltd. 0.88%, 10/8/2024[1,3,5]	2,396,872
500,000	Netflix, Inc. 4.38%, 11/15/2026	478,750
	NTT Finance Corp.
1,710,000	0.37%, 3/3/2023[3,5]	1,680,249
2,140,000	0.58%, 3/1/2024[3,5]	2,036,129
1,505,000	T-Mobile USA, Inc. 2.25%, 2/15/2026[1]	1,365,185
		15,038,411

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY — 4.0%
$750,000	AMN Healthcare, Inc. 4.62%, 10/1/2027[1,3]	$687,577
1,430,000	Aptiv PLC / Aptiv Corp. 2.40%, 2/18/2025[1,5]	1,366,793
	BMW U.S. Capital LLC
1,600,000	2.05% (SOFR Index+53 basis points), 4/1/2024[2,3]	1,586,248
2,000,000	1.34% (SOFR Index+38 basis points), 8/12/2024[2,3]	1,972,370
	ERAC USA Finance LLC
1,500,000	3.30%, 10/15/2022[3]	1,499,187
3,500,000	2.70%, 11/1/2023[1,3]	3,450,909
2,000,000	General Motors Financial Co., Inc. 2.13% (SOFR Rate+62 basis points), 10/15/2024[2]	1,927,982
500,000	Hilton Domestic Operating Co., Inc. 5.37%, 5/1/2025[1,3]	490,000
3,000,000	Hyundai Capital America 1.00%, 9/17/2024[3]	2,786,571
1,488,000	International Game Technology PLC 4.13%, 4/15/2026[1,3,5]	1,346,640
600,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/2024[3]	586,500
276,000	Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd 8.00%, 9/20/2025[1,3,5]	283,250
140,000	Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.87%, 4/15/2023[1,3,5]	139,650
	Toyota Motor Credit Corp.
2,000,000	1.86% (SOFR Rate+35 basis points), 6/13/2023[2]	1,991,558
1,640,000	1.51% (SOFR Rate+29 basis points), 9/13/2024[2]	1,620,530
480,000	United Airlines, Inc. 4.38%, 4/15/2026[1,3]	428,400
		22,164,165
	CONSUMER STAPLES — 1.5%
1,000,000	7-Eleven, Inc. 0.80%, 2/10/2024[1,3]	948,109
	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
500,000	3.50%, 2/15/2023[1,3]	494,060
400,000	3.25%, 3/15/2026[1,3]	348,819
3,000,000	BAT Capital Corp. 2.29% (3-Month USD Libor+88 basis points), 8/15/2022[1,2]	2,997,945
474,000	Darling Ingredients, Inc. 5.25%, 4/15/2027[1,3]	458,595
1,000,000	General Mills, Inc. 2.06% (3-Month USD Libor+101 basis points), 10/17/2023[2]	1,002,404
2,000,000	Liberty Mutual Group, Inc. 4.25%, 6/15/2023[3]	1,998,800
		8,248,732

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY — 2.3%
	Buckeye Partners LP
$307,000	4.13%, 3/1/2025[1,3]	$282,542
908,000	3.95%, 12/1/2026[1]	797,570
3,000,000	ConocoPhillips Co. 2.13%, 3/8/2024[1]	2,943,057
859,000	CrownRock LP / CrownRock Finance, Inc. 5.62%, 10/15/2025[1,3]	807,460
	DCP Midstream Operating LP
520,000	3.88%, 3/15/2023[1]	515,044
513,000	5.38%, 7/15/2025[1]	498,892
149,000	5.62%, 7/15/2027[1]	144,316
192,000	Devon Energy Corp. 5.25%, 9/15/2024[1]	196,027
107,000	Endeavor Energy Resources LP / EER Finance, Inc. 6.62%, 7/15/2025[1,3]	107,524
	Energy Transfer LP
2,000,000	3.45%, 1/15/2023[1]	1,994,058
320,000	4.25%, 3/15/2023[1]	319,860
	EQT Corp.
689,000	6.62%, 2/1/2025[1]	709,835
777,000	3.13%, 5/15/2026[1,3]	728,088
	PDC Energy, Inc.
259,000	6.12%, 9/15/2024[1]	257,238
882,000	5.75%, 5/15/2026[1]	822,756
405,000	Rattler Midstream LP 5.62%, 7/15/2025[1,3]	404,749
1,000,000	Western Midstream Operating LP 3.95%, 6/1/2025[1]	943,750
165,000	Williams Cos., Inc. 3.70%, 1/15/2023[1]	165,270
		12,638,036
	FINANCIALS — 34.3%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2,000,000	1.15%, 10/29/2023[5]	1,906,734
2,000,000	1.65%, 10/29/2024[1,5]	1,848,612
	American Express Co.
2,477,000	2.20% (3-Month USD Libor+65 basis points), 2/27/2023[1,2]	2,478,759
860,000	2.04% (3-Month USD Libor+75 basis points), 8/3/2023[1,2]	858,994
1,620,000	2.44% (SOFR Rate+93 basis points), 3/4/2025[1,2]	1,605,235
577,000	Avolon Holdings Funding Ltd. 3.95%, 7/1/2024[1,3,5]	552,896
	Bank of America Corp.
2,000,000	3.00% (3-Month USD Libor+79 basis points), 12/20/2023[1,6]	1,993,852
3,000,000	2.14% (3-Month USD Libor+96 basis points), 7/23/2024[1,2]	2,991,012
2,000,000	1.56% (SOFR Rate+69 basis points), 4/22/2025[1,2]	1,949,960

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$2,000,000	3.84% (SOFR Rate+111 basis points), 4/25/2025[1,6]	$1,991,376
	Bank of Montreal
4,000,000	1.02% (SOFR Index+27 basis points), 4/14/2023[2,5]	3,977,432
2,000,000	1.60% (SOFR Index+27 basis points), 9/15/2023[2,5]	1,983,578
2,000,000	Bank of New York Mellon Corp. 1.08% (SOFR Rate+26 basis points), 4/26/2024[1,2]	1,981,822
	Bank of Nova Scotia
3,000,000	1.88% (SOFR Index+55 basis points), 9/15/2023[2,5]	2,983,833
3,000,000	1.20% (SOFR Index+45 basis points), 4/15/2024[2,5]	2,967,642
	Barclays PLC
2,733,000	2.79% (3-Month USD Libor+138 basis points), 5/16/2024[1,2,5]	2,732,024
1,330,000	1.01% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+80 basis points), 12/10/2024[1,5,6]	1,264,031
3,000,000	Canadian Imperial Bank of Commerce 1.81% (SOFR Rate+34 basis points), 6/22/2023[2,5]	2,976,930
	Capital One Financial Corp.
2,000,000	2.60%, 5/11/2023[1]	1,986,308
1,500,000	4.17% (SOFR Rate+137 basis points), 5/9/2025[1,6]	1,479,189
	Capital One N.A.
3,250,000	2.19% (3-Month USD Libor+82 basis points), 8/8/2022[1,2]	3,248,580
2,000,000	2.15%, 9/6/2022[1]	1,998,322
4,665,000	Charles Schwab Corp. 1.96% (SOFR Index+50 basis points), 3/18/2024[1,2]	4,625,749
	Citigroup, Inc.
4,240,000	2.60% (3-Month USD Libor+102 basis points), 6/1/2024[1,2]	4,210,680
2,000,000	1.63% (SOFR Rate+67 basis points), 5/1/2025[1,2]	1,961,102
2,000,000	2.20% (SOFR Rate+69 basis points), 1/25/2026[1,2]	1,931,782
1,000,000	Citizens Bank N.A. 3.18% (3-Month USD Libor+95 basis points), 3/29/2023[1,2]	1,001,060
1,000,000	Citizens Financial Group, Inc. 4.15%, 9/28/2022[3]	1,002,288
4,000,000	Cooperatieve Rabobank UA 1.11% (SOFR Index+38 basis points), 1/10/2025[2,5]	3,934,040
	Credit Suisse Group A.G.
2,000,000	2.96% (3-Month USD Libor+124 basis points), 6/12/2024[1,2,3,5]	2,002,986
2,000,000	3.70%, 2/21/2025[5]	1,957,080
	Danske Bank A/S
2,000,000	2.78% (3-Month USD Libor+106 basis points), 9/12/2023[2,3,5]	2,001,084
2,000,000	1.17% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+103 basis points), 12/8/2023[1,3,5,6]	1,973,696
2,000,000	Deutsche Bank A.G. 0.90%, 5/28/2024[5]	1,875,288
2,375,000	Fidelity National Information Services, Inc. 0.38%, 3/1/2023	2,325,875
425,000	Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/2025[1,3]	400,044

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	Goldman Sachs Group, Inc.
$1,870,000	2.25% (3-Month USD Libor+75 basis points), 2/23/2023[2]	$1,867,087
3,000,000	1.52% (SOFR Rate+54 basis points), 11/17/2023[1,2]	2,973,642
2,000,000	1.76% (SOFR Rate+73 basis points), 1/24/2025[1,6]	1,925,212
	HSBC Holdings PLC
3,000,000	2.46% (3-Month USD Libor+100 basis points), 5/18/2024[1,2,5]	2,975,121
1,957,000	0.73% (SOFR Rate+53 basis points), 8/17/2024[1,5,6]	1,877,019
1,120,000	1.56% (SOFR Rate+58 basis points), 11/22/2024[1,2,5]	1,086,300
1,110,000	Huntington National Bank 4.01% (SOFR Rate+120 basis points), 5/16/2025[1,6]	1,109,557
3,000,000	ING Groep N.V. 3.12% (SOFR Index+164 basis points), 3/28/2026[1,2,5]	2,991,468
	JPMorgan Chase & Co.
3,075,000	1.95% (SOFR Rate+58 basis points), 3/16/2024[1,2]	3,038,312
4,000,000	2.07% (3-Month USD Libor+89 basis points), 7/23/2024[1,2]	3,981,960
3,000,000	2.43% (SOFR Rate+92 basis points), 2/24/2026[1,2]	2,913,630
3,000,000	KeyBank N.A. 1.83% (SOFR Rate+32 basis points), 6/14/2024[1,2]	2,954,001
2,000,000	Macquarie Bank Ltd. 2.82% (SOFR Rate+131 basis points), 3/21/2025[2,3,5]	2,008,046
2,000,000	Macquarie Group Ltd. 1.46% (SOFR Rate+71 basis points), 10/14/2025[1,2,3,5]	1,967,050
2,000,000	MassMutual Global Funding II 1.07% (SOFR Rate+27 basis points), 10/21/2024[2,3]	1,979,282
	Metropolitan Life Global Funding I
660,000	1.32% (SOFR Rate+57 basis points), 1/13/2023[2,3]	659,241
3,000,000	1.81% (SOFR Rate+30 basis points), 9/27/2024[2,3]	2,960,202
2,294,000	Mitsubishi UFJ Financial Group, Inc. 2.35% (3-Month USD Libor+74 basis points), 3/2/2023[2,5]	2,294,351
	Morgan Stanley
3,000,000	0.53% (SOFR Rate+46 basis points), 1/25/2024[1,6]	2,941,491
3,000,000	1.52% (SOFR Rate+63 basis points), 1/24/2025[1,2]	2,924,340
2,000,000	1.16% (SOFR Rate+56 basis points), 10/21/2025[1,6]	1,854,664
2,000,000	2.46% (SOFR Rate+95 basis points), 2/18/2026[1,2]	1,945,800
1,014,000	MPT Operating Partnership LP / MPT Finance Corp. 5.00%, 10/15/2027[1]	927,475
1,765,000	National Bank of Canada 2.00% (SOFR Rate+49 basis points), 8/6/2024[2,5]	1,744,754
1,000,000	NatWest Group PLC 3.75% (3-Month USD Libor+155 basis points), 6/25/2024[1,2,5]	1,000,905
	NatWest Markets PLC
1,000,000	3.16% (SOFR Rate+166 basis points), 9/29/2022[2,3,5]	1,001,396
2,000,000	3.63%, 9/29/2022[3,5]	2,002,276
1,000,000	2.96% (SOFR Rate+145 basis points), 3/22/2025[2,3,5]	1,002,433
758,000	Navient Corp. 6.13%, 3/25/2024	718,690

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	New York Life Global Funding
$2,940,000	1.09% (SOFR Rate+22 basis points), 2/2/2023[2,3]	$2,930,477
2,000,000	1.13% (SOFR Rate+31 basis points), 4/26/2024[2,3]	1,981,776
2,000,000	1.08% (SOFR Index+33 basis points), 1/14/2025[2,3]	1,953,796
1,200,000	Northwestern Mutual Global Funding 1.81% (SOFR Rate+33 basis points), 3/25/2024[2,3]	1,183,121
	OneMain Finance Corp.
500,000	5.63%, 3/15/2023	493,461
371,000	3.50%, 1/15/2027[1]	296,800
1,300,000	Protective Life Global Funding 1.08%, 6/9/2023[3]	1,269,545
703,000	RLJ Lodging Trust LP 3.75%, 7/1/2026[1,3]	608,639
5,000,000	Royal Bank of Canada 1.23% (SOFR Index+36 basis points), 7/29/2024[2,5]	4,934,150
1,000,000	Santander Holdings USA, Inc. 3.40%, 1/18/2023[1]	996,949
727,000	SLM Corp. 4.20%, 10/29/2025[1]	658,631
	Standard Chartered PLC
1,175,000	1.32% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+117 basis points), 10/14/2023[1,3,5,6]	1,166,654
1,500,000	0.99% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+78 basis points), 1/12/2025[1,3,5,6]	1,416,069
2,000,000	1.93% (SOFR Rate+93 basis points), 11/23/2025[1,2,3,5]	1,953,738
	Sumitomo Mitsui Financial Group, Inc.
500,000	1.79% (3-Month USD Libor+78 basis points), 7/12/2022[2,5]	499,939
2,094,000	1.78% (3-Month USD Libor+74 basis points), 1/17/2023[2,5]	2,090,497
	Toronto-Dominion Bank
1,175,000	1.33% (SOFR Rate+48 basis points), 1/27/2023[2,5]	1,171,546
2,000,000	1.31% (SOFR Rate+22 basis points), 6/2/2023[2,5]	1,987,838
1,000,000	1.94% (SOFR Rate+45 basis points), 9/28/2023[2,5]	994,619
2,000,000	1.13% (SOFR Rate+41 basis points), 1/10/2025[2,5]	1,963,498
3,000,000	Truist Bank 0.96% (SOFR Rate+20 basis points), 1/17/2024[1,2]	2,956,773
3,000,000	Truist Financial Corp. 1.58% (SOFR Rate+40 basis points), 6/9/2025[1,2]	2,911,920
5,000,000	UBS A.G. 1.31% (SOFR Rate+36 basis points), 2/9/2024[2,3,5]	4,967,955
	VICI Properties LP / VICI Note Co., Inc.
1,000,000	5.63%, 5/1/2024[1,3]	987,500
888,000	3.50%, 2/15/2025[1,3]	830,656
800,000	4.25%, 12/1/2026[1,3]	730,648
2,000,000	Wells Fargo & Co. 3.91% (SOFR Rate+132 basis points), 4/25/2026[1,6]	1,963,628

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$3,000,000	Westpac Banking Corp. 1.29% (SOFR Rate+30 basis points), 11/18/2024[2,5]	$2,958,189
		187,444,592
	HEALTH CARE — 3.5%
835,000	Astrazeneca Finance LLC 0.70%, 5/28/2024[1]	791,990
3,930,000	AstraZeneca PLC 2.11% (3-Month USD Libor+67 basis points), 8/17/2023[2,5]	3,932,928
584,000	Bausch Health Cos, Inc. 5.50%, 11/1/2025[1,3,5]	512,918
1,500,000	Bayer U.S. Finance II LLC 3.88%, 12/15/2023[1,3]	1,497,603
	Cigna Corp.
535,000	3.00%, 7/15/2023[1]	531,201
2,100,000	0.61%, 3/15/2024[1]	2,001,317
	IQVIA, Inc.
510,000	5.00%, 10/15/2026[1,3]	485,688
1,000,000	5.00%, 5/15/2027[1,3]	949,715
1,700,000	PerkinElmer, Inc. 0.55%, 9/15/2023[1]	1,637,914
1,665,000	Royalty Pharma PLC 0.75%, 9/2/2023[5]	1,604,093
	Thermo Fisher Scientific, Inc.
3,000,000	1.11% (SOFR Index+35 basis points), 4/18/2023[1,2]	2,986,656
2,000,000	1.29% (SOFR Index+53 basis points), 10/18/2024[1,2]	1,978,258
		18,910,281
	INDUSTRIALS — 4.0%
913,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 4.13%, 8/15/2026[1,3,5]	773,640
	Boeing Co.
1,500,000	4.51%, 5/1/2023[1]	1,503,699
3,000,000	1.43%, 2/4/2024[1]	2,867,652
2,000,000	Caterpillar Financial Services Corp. 1.22% (SOFR Rate+24 basis points), 5/17/2024[2]	1,970,002
	Daimler Trucks Finance North America LLC
3,000,000	2.11% (SOFR Rate+60 basis points), 12/14/2023[2,3]	2,977,053
2,000,000	2.26% (SOFR Rate+75 basis points), 12/13/2024[2,3]	1,975,504
542,000	Herc Holdings, Inc. 5.50%, 7/15/2027[1,3]	495,057
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
3,000,000	4.12%, 8/1/2023[1,3]	3,012,438
1,500,000	2.70%, 11/1/2024[1,3]	1,441,323
2,000,000	Rockwell Automation, Inc. 0.35%, 8/15/2023[1]	1,936,674

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$2,460,000	Siemens Financieringsmaatschappij N.V. 1.94% (SOFR Rate+43 basis points), 3/11/2024[2,3,5]	$2,438,623
352,000	Spirit AeroSystems, Inc. 5.50%, 1/15/2025[1,3]	325,600
		21,717,265
	MATERIALS — 0.8%
425,000	Freeport-McMoRan, Inc. 3.87%, 3/15/2023[1]	423,164
1,665,000	Glencore Funding LLC 4.12%, 3/12/2024[1,3]	1,657,839
598,000	INEOS Quattro Finance PLC 3.38%, 1/15/2026[1,3,5]	502,164
	International Flavors & Fragrances, Inc.
925,000	0.70%, 9/15/2022[3]	920,627
1,000,000	3.20%, 5/1/2023[1]	996,377
		4,500,171
	TECHNOLOGY — 1.5%
	Hewlett Packard Enterprise Co.
1,000,000	4.45%, 10/2/2023[1]	1,010,611
2,000,000	1.45%, 4/1/2024[1]	1,921,016
2,000,000	Oracle Corp. 2.40%, 9/15/2023[1]	1,969,674
400,000	Sensata Technologies B.V. 4.87%, 10/15/2023[3,5]	393,432
3,000,000	Skyworks Solutions, Inc. 0.90%, 6/1/2023[1]	2,899,929
		8,194,662
	UTILITIES — 3.2%
1,750,000	Atmos Energy Corp. 2.07% (3-Month USD Libor+38 basis points), 3/9/2023[1,2]	1,745,823
182,000	Calpine Corp. 5.25%, 6/1/2026[1,3]	172,900
4,000,000	Dominion Energy, Inc. 2.36% (3-Month USD Libor+53 basis points), 9/15/2023[1,2]	3,982,032
1,100,000	Entergy Louisiana LLC 0.95%, 10/1/2024[1]	1,033,976
2,240,000	Eversource Energy 1.22% (SOFR Index+25 basis points), 8/15/2023[2]	2,225,066
	Florida Power & Light Co.
3,800,000	1.20% (SOFR Index+25 basis points), 5/10/2023[1,2]	3,769,209
1,905,000	1.11% (SOFR Index+38 basis points), 1/12/2024[1,2]	1,878,343
	PPL Electric Utilities Corp.
1,875,000	2.48% (3-Month USD Libor+25 basis points), 9/28/2023[1,2]	1,854,041

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

Principal Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES (Continued)
$1,055,000	1.81% (SOFR Rate+33 basis points), 6/24/2024[1,2]	$1,031,560
		17,692,950
	TOTAL CORPORATE BONDS
	(Cost $324,163,333)	316,549,265
	MUNICIPAL BONDS — 0.6%
1,685,000	City of Houston TX Airport System Revenue 1.06%, 7/1/2023	1,648,427
500,000	City of Riverside CA 1.90%, 6/1/2023	494,044
1,095,000	County of San Bernardino CA 6.02%, 8/1/2023	1,114,239
	TOTAL MUNICIPAL BONDS
	(Cost $3,320,501)	3,256,710

	U.S. GOVERNMENT AND AGENCIES — 1.8%
	United States Treasury Note
5,000,000	0.87%, 1/31/2024	4,841,600
5,000,000	2.25%, 3/31/2024	4,940,820
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $9,906,140)	9,782,420

Number of Shares
	SHORT-TERM INVESTMENTS — 7.0%
38,139,319	Goldman Sachs Financial Square Government Fund - Institutional Class 1.35%[8]	38,139,319
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $38,139,319)	38,139,319
	TOTAL INVESTMENTS — 99.4%
	(Cost $560,976,677)	543,862,623
	Other Assets in Excess of Liabilities — 0.6%	3,121,051
	TOTAL NET ASSETS — 100.0%	$546,983,674

LLC – Limited Liability Company
LP – Limited Partnership
ULC – Unlimited Liability Corporation
IO – Interest Only
MTN – Medium Term Note
PLC – Public Limited Company
[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $220,690,879, which represents 40.4% of total net assets of the Fund.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2022

[4]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR"), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate ("SOFR"). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[5]	Foreign security denominated in U.S. Dollars.
[6]	Variable rate security. Rate shown is the rate in effect as of June 30, 2022.
[7]	Interest-only security.
[8]	The rate is the annualized seven-day yield at period end.

AAM/HIMCO Short Duration Fund

SUMMARY OF INVESTMENTS

As of June 30, 2022

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	34.3%
Consumer Discretionary	4.0%
Industrials	4.0%
Health Care	3.5%
Utilities	3.2%
Communications	2.7%
Energy	2.3%
Consumer Staples	1.5%
Technology	1.5%
Materials	0.8%
Total Corporate Bonds	57.8%
Asset-Backed Securities	12.3%
Commercial Mortgage-Backed Securities	8.0%
Collateralized Mortgage Obligations	6.1%
Bank Loans	5.8%
U.S. Government and Agencies	1.8%
Municipal Bonds	0.6%
Short-Term Investments	7.0%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2022

Assets:
Investments, at value (cost $560,976,677)	$543,862,623
Cash	12,914
Receivables:
Investment securities sold	1,471,908
Fund shares sold	826,656
Dividends and interest	1,829,231
Prepaid expenses	62,563
Total assets	548,065,895

Liabilities:
Payables:
Fund shares redeemed	719,256
Advisory fees	193,854
Shareholder servicing fees (Note 7)	8,432
Distribution fees - Class A & C (Note 8)	24,446
Fund accounting and administration fees	71,988
Transfer agent fees and expenses	6,322
Custody fees	2,438
Auditing fees	23,561
Trustees' deferred compensation (Note 3)	8,628
Chief Compliance Officer fees	3,412
Trustees' fees and expenses	189
Accrued other expenses	19,695
Total liabilities	1,082,221

Net Assets	$546,983,674

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$565,430,015
Total distributable earnings (accumulated deficit)	(18,446,341)
Net Assets	$546,983,674
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$97,925,160
Number of shares issued and outstanding	10,032,141
Net asset value per share[1]	$9.76
Maximum sales charge (2.50% of offering price)[2]	0.25
Maximum offering price to public	$10.01

Class C Shares:
Net assets applicable to shares outstanding	$4,513,568
Number of shares issued and outstanding	463,760
Net asset value per share[3]	$9.73

Class I Shares:
Net assets applicable to shares outstanding	$444,544,946
Number of shares issued and outstanding	45,475,913
Net asset value per share	$9.78

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2022

Investment income:
Interest	$9,457,991
Total investment income	9,457,991

Expenses:
Advisory fees	2,251,304
Shareholder servicing fees (Note 7)	370,382
Distribution fees - Class A (Note 8)	321,295
Distribution fees - Class C (Note 8)	52,432
Fund accounting and administration fees	397,440
Transfer agent fees and expenses	64,062
Custody fees	51,070
Registration fees	80,001
Auditing fees	23,489
Chief Compliance Officer fees	19,019
Shareholder reporting fees	15,619
Legal fees	12,095
Trustees' fees and expenses	10,201
Miscellaneous	9,457
Insurance fees	2,900
Total expenses	3,680,766
Advisory fees recovered (waived)	187,872
Net expenses	3,868,638
Net investment income (loss)	5,589,353

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(596,306)
Total net realized gain (loss) on:	(596,306)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,589,581)
Net change in unrealized appreciation (depreciation)	(19,589,581)
Net realized and unrealized gain (loss)	(20,185,887)

Net Increase (Decrease) in Net Assets from Operations	$(14,596,534)

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$5,589,353	$4,614,559
Net realized gain (loss) on investments	(596,306)	242,286
Net change in unrealized appreciation (depreciation) on investments	(19,589,581)	3,901,972
Net increase (decrease) in net assets resulting from operations	(14,596,534)	8,758,817

Distributions to Shareholders:
Distributions:
Class A	(934,068)	(687,306)
Class C	(2,815)	(17,282)
Class I	(4,531,916)	(3,950,729)
Total distributions to shareholders	(5,468,799)	(4,655,317)

Capital Transactions:
Net proceeds from shares sold:
Class A	76,970,867	130,783,211
Class C	430,615	627,104
Class I	329,385,801	295,190,167
Reinvestment of distributions:
Class A	900,288	660,503
Class C	2,670	16,442
Class I	4,498,181	3,882,692
Cost of shares redeemed:
Class A1	(101,892,213)	(36,937,944)
Class C2	(1,620,050)	(1,994,985)
Class I3	(273,970,251)	(167,142,416)
Net increase (decrease) in net assets from capital transactions	34,705,908	225,084,774

Total increase (decrease) in net assets	14,640,575	229,188,274

Net Assets:
Beginning of period	532,343,099	303,154,825
End of period	$546,983,674	$532,343,099
Capital Share Transactions:
Shares sold:
Class A	7,655,581	12,970,862
Class C	42,967	62,370
Class I	32,868,673	29,243,301
Shares reinvested:
Class A	90,022	65,580
Class C	271	1,639
Class I	449,525	385,258
Shares redeemed:
Class A	(10,196,784)	(3,662,077)
Class C	(162,441)	(198,426)
Class I	(27,434,705)	(16,555,476)
Net increase (decrease) in capital share transactions	3,313,109	22,313,031

[1]	Net of redemption fee proceeds of $9,593 and $3,470, respectively.
[2]	Net of redemption fee proceeds of $0 and $0, respectively.
[3]	Net of redemption fee proceeds of $14,513 and $2,725, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.10	$9.98	$10.05	$9.93	$10.00
Income from Investment Operations:
Net investment income (loss) [1]	0.08	0.09	0.21	0.27	0.19
Net realized and unrealized gain (loss)	(0.35)	0.13	(0.06)	0.11	(0.08)
Total from investment operations	(0.27)	0.22	0.15	0.38	0.11

Less Distributions:
From net investment income	(0.07)	(0.10)	(0.22)	(0.26)	(0.18)
Total distributions	(0.07)	(0.10)	(0.22)	(0.26)	(0.18)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.76	$10.10	$9.98	$10.05	$9.93

Total return[3]	(2.65)%	2.24%	1.53%	3.89%	1.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$97,925	$126,051	$31,019	$27,920	$20,500

Ratio of expenses to average net assets:
Before fees waived/recovered	0.81%	0.84%	0.88%	0.99%	1.18%
After fees waived/recovered	0.84%	0.84%	0.84%	0.84%	0.80%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.79%	0.94%	2.07%	2.53%	1.55%
After fees waived/recovered	0.76%	0.94%	2.11%	2.68%	1.93%

Portfolio turnover rate	37%	38%	56%	33%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.08	$9.96	$10.03	$9.91	$9.98
Income from Investment Operations:
Net investment income (loss) [1]	- [2]	0.02	0.14	0.19	0.12
Net realized and unrealized gain (loss)	(0.34)	0.13	(0.06)	0.11	(0.08)
Total from investment operations	(0.34)	0.15	0.08	0.30	0.04

Less Distributions:
From net investment income	(0.01)	(0.03)	(0.15)	(0.18)	(0.11)
Total distributions	(0.01)	(0.03)	(0.15)	(0.18)	(0.11)

Redemption fee proceeds[1]	-	-	- [2]	- [2]	-

Net asset value, end of period	$9.73	$10.08	$9.96	$10.03	$9.91

Total return[3]	(3.42)%	1.47%	0.78%	3.12%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,514	$5,875	$7,143	$6,634	$7,732

Ratio of expenses to average net assets:
Before fees waived/recovered	1.56%	1.59%	1.63%	1.74%	1.93%
After fees waived/recovered	1.59%	1.59%	1.59%	1.59%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.04%	0.19%	1.32%	1.78%	0.80%
After fees waived/recovered	0.01%	0.19%	1.36%	1.93%	1.18%

Portfolio turnover rate	37%	38%	56%	33%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.11	$9.99	$10.06	$9.95	$10.01
Income from Investment Operations:
Net investment income (loss) [1]	0.10	0.12	0.24	0.29	0.22
Net realized and unrealized gain (loss)	(0.33)	0.13	(0.06)	0.10	(0.08)
Total from investment operations	(0.23)	0.25	0.18	0.39	0.14

Less Distributions:
From net investment income	(0.10)	(0.13)	(0.25)	(0.28)	(0.20)
Total distributions	(0.10)	(0.13)	(0.25)	(0.28)	(0.20)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.78	$10.11	$9.99	$10.06	$9.95

Total return[3]	(2.30)%	2.48%	1.78%	4.04%	1.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$444,545	$400,417	$264,993	$190,242	$152,854

Ratio of expenses to average net assets:
Before fees waived/recovered	0.56%	0.59%	0.63%	0.74%	0.93%
After fees waived/recovered	0.59%	0.59%	0.59%	0.59%	0.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	1.04%	1.19%	2.32%	2.78%	1.80%
After fees waived/recovered	1.01%	1.19%	2.36%	2.93%	2.18%

Portfolio turnover rate	37%	38%	56%	33%	37%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2019-2022 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2022, the Advisor recovered a portion of its advisory fees totaling $187,872. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At June 30, 2022, the amount of these potentially recoverable expenses was $136,290. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2023	$124,931
2024	11,359
Total	$136,290

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2022, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$560,976,677

Gross unrealized appreciation	$471,206
Gross unrealized depreciation	(17,585,260)

Net unrealized appreciation/(depreciation)	$(17,114,054)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$733,293
Undistributed long-term capital gains	-
Tax accumulated earnings	733,293

Accumulated capital and other losses	(2,056,952)
Unrealized appreciation/(depreciation) on investments	(17,114,054)
Unrealized deferred compensation	(8,628)
Total accumulated earnings/(deficit)	$(18,446,341)

The tax character of the distribution paid during the fiscal years ended June 30, 2022 and June 30, 2021, were as follows:

Distributions paid from:	2022	2021
Ordinary income	$5,468,799	$4,655,317
Net long-term capital gains	-	-
Total distributions paid	$5,468,799	$4,655,317

At June 30, 2022, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$1,401,205
Long-term	655,747
Total	$2,056,952

The fund utilized $0 of its capital loss carryforwards during the year ended June 30, 2022. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended June 30, 2022 and June 30, 2021, the Fund received $24,106 and $6,195, respectively.

Note 6 – Investment Transactions

For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were 253,301,539 and 191,835,593, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2022, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees for the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended June 30, 2022, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Asset-Backed Securities	$-	$67,170,188	$-	$67,170,188
Bank Loans	-	31,776,684	-	31,776,684
Collateralized Mortgage Obligations	-	33,364,327	-	33,364,327
Commercial Mortgage-Backed Securities	-	43,823,710	-	43,823,710
Corporate Bonds[1]	-	316,549,265	-	316,549,265
Municipal Bonds	-	3,256,710	-	3,256,710
U.S. Government and Agencies	-	9,782,420	-	9,782,420
Short-Term Investments	38,139,319	-	-	38,139,319
Total Investments	$38,139,319	$505,723,304	$-	$543,862,623

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 3 securities at period end.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Commercial Mortgage- Backed Securities
Balance as of June 30, 2021	$66,489
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	(7,322)
Included in other comprehensive income	-
Purchases, sales, and principal paydowns
Net purchases	-
Net sales	(59,167)
Principal paydown	-
Balance as of June 30, 2022	$-
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$36,331

Note 11 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2022, the Fund did not have any unfunded commitments outstanding.

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 13 – New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2022

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2022

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
Interested Trustee:
John P. Zader [a]* (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 60 portfolios).

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill [a]** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust.	4	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.
**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on March 9-10, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”), with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg U.S. Government/Credit 1-3 Year Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Short-Term Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2021; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns and the Bloomberg U.S. Government/Credit 1-3 Year Index return. The Fund’s annualized total return for the five-year period was above the Bloomberg Index return, but below the Fund Universe and Peer Group median returns by 0.07% and 0.13%, respectively. The Fund’s annualized total return for the three-year period was above the Bloomberg Index return, but below the Peer Group and Fund Universe median returns by 0.24% and 0.43%, respectively. The Trustees considered the Investment Advisor’s assertion that although the Fund’s shorter duration position negatively impacted the Fund’s performance relative to the Peer Group over the three- and five-year periods, and especially when interest rates decreased during the first quarter of 2020, that shorter duration position contributed to the Fund’s outperformance of the Peer Group over the one-year period.

AAM/HIMCO Short Duration

Fund SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was slightly higher than both the Peer Group and Fund Universe medians by 0.03%. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than both the Peer Group and Fund Universe medians by 0.13%. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered the Investment Advisor’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2021, noting that the Investment Advisor had recouped fees it previously waived for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

AAM/HIMCO Short Duration

Fund SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Hartford Investment Management Company

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Trustees considered that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using its short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 9-10, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2021, through December 31, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

•	An overview of market liquidity for the Fund during the Program Reporting Period;

•	The Fund’s ability to meet redemption requests;

•	The Fund’s cash management;

•	The Fund’s borrowing activity, if any, in order to meet redemption requests;

•	The Fund’s compliance with the 15% limit of illiquid investments; and

•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/22	6/30/22	1/1/22–6/30/22
Class A	Actual Performance	$1,000.00	$975.60	$4.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21
Class C	Actual Performance	1,000.00	971.60	7.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.90	7.96
Class I	Actual Performance	1,000.00	977.60	2.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

*	Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.59% and 0.59% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2022	FYE 06/30/2021
Audit Fees	$ 21,100	$ 20,700
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2022	FYE 06/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2022	FYE 06/30/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2022